Exhibit 10.22

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 4

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of January 14, 2015, by and between THE BOEING COMPANY (**Boeing**) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (**Customer**);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (**Purchase Agreement**), relating to the purchase and sale of Boeing model 787 aircraft (**Aircraft**). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to incorporate the previously accepted configuration for the 787-9 Aircraft;

WHEREAS, Boeing and Customer agree to substitute *** model 777-300ER aircraft (**777 Aircraft**) in lieu of the following *** model 787-*** Aircraft (**Cancelled Aircraft**) pursuant to Purchase Agreement No. 04308:

787-*** MSN	787-*** Aircraft Delivery Month	777 MSN	777 Aircraft Delivery Month
***	***	***	***

WHEREAS, Boeing and Customer agree to apply all advance payments received by Boeing for the Cancelled Aircraft to the 777 Aircraft;

WHEREAS, Boeing and Customer agree to incorporate into the Purchase Agreement the terms and conditions contained in the attached letter agreements related to Installation of Cabin Systems Equipment and Demonstration Flight Waiver;

UAL-PA-3860 SA-4 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents and Articles.

The Table of Contents is replaced in its entirety with the Table of Contents that is attached hereto and references this Supplemental Agreement No. 4.

1. Exhibits.

Exhibit A2, "787-9 Aircraft Configuration" is replaced in its entirety with the Exhibit A2, "787-9 Aircraft Configuration" that is attached hereto and references this Supplemental Agreement No. 4.

2. Tables.

Table 1 for the 787-9 Aircraft is replaced in its entirety with the Table 1 for the 787-9 Aircraft that is attached hereto and references this Supplemental Agreement No. 4.

3. Letter Agreements.

3.1. Letter Agreement UAL-PA-03860-LA-1209413A1, Special Matters – Amendment 1, which is attached hereto and references this Supplemental Agreement No. 4, is hereby inserted into the Purchase Agreement immediately after Letter Agreement UAL-PA-03860-LA-1209413R1, Special Matters.

3.2. Letter Agreement UAL-PA-03860-LA-1301377A1, 787-10 *** – Amendment 1, which is attached hereto and references this Supplemental Agreement No. 4, is hereby inserted into the Purchase Agreement immediately after Letter Agreement UAL-PA-03860-LA-1301377, 787-10 ***.

3.3. Letter Agreement UAL-PA-03860-LA-1500059, Installation of Cabin Systems Equipment, which is attached hereto and references this Supplemental Agreement No. 4, is hereby inserted into the Purchase Agreement.

3.4. Letter Agreement UAL-PA-03860-LA-1500017, Demonstration Flight Waiver, which is attached hereto and references this Supplemental Agreement No. 4, is hereby inserted into the Purchase Agreement.

4. Conditions Precedent: This Supplemental Agreement No. 4 will be effective subject to satisfaction of all of the following conditions precedent (collectively the **Conditions Precedent**):

a. Execution of Supplemental Agreement No. 10 to Purchase Agreement No. 02484 between Boeing and Customer relating to Boeing model 787 Aircraft;

b. Execution of Letter Agreement 6-1162-RCN-1935 Amendment 1R2 between Boeing and Customer relating to Boeing model 787 aircraft; and

UAL-PA-3860 SA-4 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

c. Execution of Purchase Agreement No. 04308 between Boeing and Customer relating to Boeing model 777 aircraft.

Upon satisfaction of the Conditions Precedent, the Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	**UNITED AIRLINES, INC.**
/s/ Susan Englander	/s/ Gerald Laderman
Signature	Signature
Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

UAL-PA-3860 SA-4 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

		SA NUMBER
ARTICLES		
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1
TABLE		
1.	787-8 with GENX-1B*** Engines Aircraft Information Table ***	SA-3
1.	787-9 with GENX-*** Engines Aircraft Information Table	**SA-4**
1.	787-10 with GENX-1B*** Engines Aircraft Information Table	SA-3
EXHIBITS		
A1.	787-8 Aircraft Configuration	
A2.	787-9 Aircraft Configuration	**SA-4**
A3.	787-10 Aircraft Configuration	SA-1
B.	Aircraft Delivery Requirements and Responsibilities	
SUPPLEMENTAL EXHIBITS		
AE1.	Escalation Adjustment/Airframe and Optional Features	
BFE1.	BFE Variables	SA-1
CS1.	Customer Support Document	
EE1.	Engine Escalation/Engine Warranty ***	
SLP1.	Service Life Policy Components	

P.A. 3860 TABLE OF CONTENTS, Page 1 of 5 SA-4

BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED SA NUMBER LETTER AGREEMENTS UAL-PA-03860-LA-1209247 787 e-Enabling UAL-PA-03860-LA-1209264 Open Configuration Matters UAL-PA-03860-LA-1209265R1 Option Aircraft SA-1 Attachment A, 787-9 Option Aircraft Delivery, Description, Price and Advance Payments (DELETED) SA-1 Attachment B-1, 787-*** with GENX-1B*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments SA-1 Attachment B-2, 787-*** with TRENT1000-*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments (DELETED) SA-3 UAL-PA-03860-LA-1209409 Spare Parts Initial Provisioning UAL-PA-03860-LA-1209410 Special Matters Relating to COTS Software and End User License Agreements UAL-PA-03860-LA-1209411 Special Terms – Seats and In-flight Entertainment UAL-PA-03860-LA-1209417 Model 787 Post-Delivery Software & Data Loading CONFIDENTIAL LETTER AGREEMENTS UAL-PA-03860-LA-1209236R1 Model Substitution SA-1 Attachment A, 787-9 Airframe Pricing of Substitution Aircraft with General Electric GEnx-1B*** and Rolls Royce Trent 1000-*** engines SA-1 Attachment B, 787-10 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** Engines SA-1 Attachment C, 787-8 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** SA-1 P.A. 3860 TABLE OF CONTENTS, Page 2 of 5 SA-4 BOEING / UNITED AIRLINES, INC. PROPRIETARY TABLE OF CONTENTS, CONTINUED SA NUMBER CONFIDENTIAL LETTER AGREEMENTS, continued UAL-PA-03860-LA-1209412 Spare Parts Commitment UAL-PA-03860-LA-1209413R1 Special Matters SA-1 UAL-PA-03860-LA-1209413A1 Special Matters – Amendment 1 SA-4 UAL-PA-03860-LA-1209414 Other Special Matters UAL-PA-03860-LA-1209413A1 Other Special Matters - Amendment 1 SA-1 UAL-PA-03860-LA-1209416R1 Promotional Support SA-2 UAL-PA-03860-LA-1209430 Performance Guarantees UAL-PA-03860-LA-1209455 *** TERMINATED SA-1 UAL-PA-03860-LA-1209429 *** UAL-PA-03860-LA-1209618R1 Alternate Engine Selection SA-1 6-1162-ELP-0794 *** Program- *** Aircraft 6-1162-ELP-0795 *** Program- *** Aircraft UAL-PA-03860-LA-1301368 Performance Guarantees (787-10) SA-1 UAL-PA-03860-LA-1301373 787-10 Aircraft Open Configuration and Other Matters SA-1 UAL-PA-03860-LA-1301375 Provisions Relating to Customer’s *** for 787-10 Aircraft SA-1 UAL-PA-03860-LA-1301377 787-10 *** SA-1 UAL-PA-03860-LA-1301377A1 787-10 *** – Amendment 1 SA-4 UAL-PA-03860-LA-1301380 787-10 Program Launch SA-1 UAL-PA-03860-LA-1500017 Demonstration Flight Waiver SA-4 UAL-PA-03860-LA-1500059 Installation of Cabin Systems Equipment SA-4 P.A. 3860 TABLE OF CONTENTS, Page 3 of 5 SA-4 BOEING / UNITED AIRLINES, INC. PROPRIETARY SUPPLEMENTAL AGREEMENTS DATED AS OF Supplemental Agreement No. 1 June 17, 2013 Supplemental Agreement No. 2 December 16, 2013 Supplemental Agreement No. 3 July 22, 2014 Supplemental Agreement No. 4 January 14, 2015 P.A. 3860 TABLE OF CONTENTS, Page 4 of 5 SA-4 BOEING / UNITED AIRLINES, INC. PROPRIETARY Table 1 to Purchase Agreement No. 3860 787-9 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments APBP beginning *** prior to applicable delivery for *** 787-9 aircraft only Airframe Model/MTOW: 787-9 ***pounds Detail Specification: *** Engine Model/Thrust: GENX-1B***¹ ***pounds Airframe Price Base Year/Escalation Formula: *** *** Airframe Price: $ *** Engine Price Base Year/Escalation Formula: *** *** Optional Features: $ *** Sub-Total of Airframe and Features: $ *** Airframe Escalation Data: Engine Price (Per Aircraft): $ *** Base Year Index (ECI): *** Aircraft Basic Price (Excluding BFE/SPE): $ *** Base Year Index (CPI): *** Buyer Furnished Equipment (BFE) Estimate: $ *** Engine Escalation Data: Seller Purchased Equipment (SPE) Estimate: $ *** Base Year Index (ECI): *** Base Year Index (CPI): *** Delivery *** Prior to Applicable Number of Escalation Factor Escalation Factor Serial Escalation Estimate Adv Payment Base Price Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Date Delivery Aircraft (Airframe) (Engine) Number Per A/P *** *** *** *** *** *** *** *** *** *** $ *** $ *** $ *** $ *** $ *** Total *** ¹ *** on a *** to deliver GEnx-1B*** thrust rating at the GEnx-1B*** price. UAL-PA-3860, APR 71359 Boeing Proprietary Table 1 787-9 with GENX-1B*** Engines Page 1, SA-4

787-9 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A2 to Purchase Agreement Number 3860

P.A. No. 3860 A2 SA 4

BOEING PROPRIETARY

Exhibit A2 to
Purchase Agreement No. 3860
Page 2

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-9 AIRCRAFT

The Detail Specification is Boeing document entitled Detail specification *** revision ***, dated ***. Such Detail Specification will be comprised of those provisions of 787 Configuration Specification ***Revision ***, dated ***, as amended by addendum *** Rev. ***, dated ***, which are applicable to model 787-9 aircraft and as amended to incorporate the optional features listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Customer Specified Option Selection Log and Option Data Pages, configuration file (***), dated ***. As soon as practicable, Boeing will make available to Customer the Detail Specification, which will reflect such optional features. The Aircraft Basic Price reflects and includes all effects of such optional features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment.

There is no additional processing fee added to the master change price for addition or deletion of catalog options within appropriate lead times.

P.A. No. 3860 A2-2 SA-4
BOEING PROPRIETARY

Exhibit A2 to
Purchase Agreement No. 3860
Page 3

CR	Title	Price Per Aircraft 2006$
***	***	***
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P.A. No. 3860 A2-3 SA-4
BOEING PROPRIETARY

Exhibit A2 to
Purchase Agreement No. 3860
Page 4

CR	Title	Price Per Aircraft 2006$
***	***	***
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P.A. No. 3860 A2-4 SA-4
BOEING PROPRIETARY

Exhibit A2 to Purchase Agreement No. 3860 Page 5 CR Title Price Per Aircraft 2006$ *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** TOTAL OPTIONS *** $ *** P.A. No. 3860 A2-5 SA-4 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-PA-03860-LA-1209413A1 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: Special Matters — Amendment 1 Reference: Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft (Aircraft) This letter agreement (Amending Letter Agreement) amends and supplements the Purchase Agreement and amends certain terms in Letter Agreement UAL-PA-03860-LA-1209413 (the Letter Agreement). All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. 1. Amendments to Article 4 of the Letter Agreement.. Article 4.4 of the Letter Agreement is hereby deleted and replaced with the following: 4.4. Special *** Provisions for the Launch Aircraft. With respect to the *** 787-10 Aircraft listed in Table 1 to the Purchase Agreement as of the effective date of Supplemental Agreement No. 3 to the Purchase Agreement; (each a Launch Aircraft), the parties agree that *** of the Article 4.1 *** obligation will be *** delivery of each Launch Aircraft (Launch Aircraft *** Obligation). At time of delivery of each Launch Aircraft, Boeing will *** to *** the Launch Aircraft *** Obligation. 2. Confidential Treatment. Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the UAL-PA-03860-LA-1209413A1 Page 1 Special Matters SA-4 BOEING / UNITED AIRLINES, INC. PROPRIETARY information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations. [The rest of the page is intentionally blank. Signature page follows.] Very truly yours, THE BOEING COMPANY By /s/ Susan Englander Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: January 14, 2015 UNITED AIRLINES, INC. By /s/ Gerald Laderman Its Senior Vice President – Finance, Procurement and Treasurer UAL-PA-03860-LA-1209413A1 Page 2 Special Matters SA-4 BOEING / UNITED AIRLINES, INC. PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-PA-03860-LA-1301377A1 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: 787-10 *** – Amendment 1 Reference: Purchase Agreement No. PA 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc (Customer) relating to Model 787-10 aircraft (Aircraft) This letter agreement (Amending Letter Agreement) amends and supplements the Purchase Agreement and amends certain of the terms in Letter Agreement UAL-PA-03860-LA-1301377 (the Letter Agreement). All terms used and not defined in this Amending Letter Agreement have the same meaning as in the Purchase Agreement. 1. Amendments to Article 1 of the Letter Agreement. The definition of “Program Aircraft” in Article 1 of the Letter Agreement is hereby deleted in its entirety and replaced with the following new definition: Program Aircraft means each 787-10 Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement and any 787-10 Option Aircraft for which Customer has exercised its option exercise rights. 2. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Amending Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234. [The rest of this page is intentionally left blank. Signature page follows] UAL-PA-03860-LA-1301377A1 787-10 *** – Amendment 1 SA-4 LA Page 1 BOEING PROPRIETARY

Very truly yours, THE BOEING COMPANY By /s/ Susan Englander Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: January 14, 2015 UNITED AIRLINES, INC. By /s/ Gerald Laderman Its Senior Vice President – Finance, Procurement and Treasurer UAL-PA-03860-LA-1301377A1 787-10 *** Program – Amendment 1 SA-4 LA Page 2 BOEING / UNITED AIRLINES, INC. PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-PA-3860-LA-1500017 United Airlines, Inc. 233 South Wacker Drive Chicago, IL 60606 Subject: Demonstration Flight Waiver Reference: Purchase Agreement No. PA-3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. Definition of Terms: Correction Costs: Customer’s direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended. Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft. The AGTA provides that each Aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, *** agrees to *** an amount of *** at delivery that, including the ***, totals the following ***: Aircraft Model *** 787 *** Further, *** agrees to *** for any *** as a result of the discovery of a *** during the first flight of the Aircraft by *** following delivery to the extent such *** are not covered under a warranty provided by *** or any of *** suppliers. UAL-PA-3860-LA-1500017 Demonstration Flight Waiver SA-4 LA Page 1 BOEING / UNITED AIRLINES, INC. PROPRIETARY Should a *** which requires the return of the Aircraft to *** facilities at ***, so that *** may *** such ***, Boeing and Customer agree that title to and risk of loss of such Aircraft will ***. In addition, it is agreed that *** will have *** while it is on the ground at *** facilities in *** as is chargeable by law to a bailee for mutual benefit, but *** will not be liable for ***. To be *** for ***, Customer will submit a written itemized statement describing any *** and indicating the *** incurred by *** for each ***. This request must be submitted to ***, within *** after the ***. Very truly yours, THE BOEING COMPANY By /s/ Susan Englander Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: January 14, 2015 UNITED AIRLINES, INC. By /s/ Gerald Laderman Its Senior Vice President – Finance, Procurement and Treasurer UAL-PA-3860-LA-1500017 Demonstration Flight Waiver SA-4 LA Page 2 BOEING / UNITED AIRLINES, INC. PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-PA-03860-LA-1500059 United Airlines, Inc. 233 South Wacker Drive Chicago, IL 60606 Subject: Installation of Cabin Systems Equipment Reference: Purchase Agreement No. PA-03860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. Customer has requested that Boeing install in the Aircraft the in-flight entertainment and communications systems described in Attachment A to this Letter Agreement (collectively referred to as Cabin Systems Equipment or CSE). CSE is BFE that Boeing purchases for Customer and that is identified as CSE in the Detail Specification for the Aircraft. The complexity of the CSE requires special attention and additional resources during the development, integration, and certification of the CSE and manufacture of the Aircraft to achieve proper operation of the CSE at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (Project Manager) as set forth in Attachment B. 1. Responsibilities. 1.1 Customer will: 1.1.1 provide Customer’s CSE system requirements to Boeing; 1.1.2 select the CSE suppliers (Supplier(s)) and system configuration options in accordance with Letter Agreement UAL-PA-03860-LA- 1301373 (mistakenly referred to as Letter Agreement UAL-PA-03860-LA-01373 in the letter itself), entitled “787-10 Open Configuration and Other Matters”; or options from among those identified in Attachment A to this Letter Agreement; or options as otherwise available in the then current Standard Selections Catalog and formally offered by Boeing (Options); UAL-PA-03860-LA-1500059 SA-4 Cabin Systems Equipment LA Page 1 BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.1.3 promptly after selecting the Options, participate with Boeing in meetings with Suppliers to ensure that Supplier’s functional system specifications meet Customer’s and Boeing’s respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a guarantee of functionality at delivery; 1.1.4 select Supplier part numbers; 1.1.5 negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers; 1.1.6 provide to Boeing pricing information for Customer selected CSE part numbers by a mutually agreeable date; 1.1.7 negotiate and obtain agreements with any applicable service providers; 1.1.8 include in Customer’s contract with any seat supplier a condition causing such seat supplier to enter a bonded stores agreement with Boeing. This bonded stores agreement will set forth the terms concerning the use, handling, storage, and risk of loss of CSE during the time such equipment is under the seat supplier’s control; 1.1.9 cause Suppliers to: 1.1.9.1 assist the seat suppliers in the preparation of seat assembly functional test plans; 1.1.9.2 coordinate integration testing, and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing; and 1.1.9.3 comply with Boeing’s 787 procurement processes (e.g. for transmission of technical data, transmission of purchase orders, and processing of non-conformances) (787 Procurement Processes). 787 Procurement Processes will be provided to Customer and may be updated from time to time; and 1.1.9.4 comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificate data for *** such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer and included in any applicable contracts between Customer and Supplier. UAL-PA-03860-LA-1500059 Cabin Systems Equipment SA-4 LA Page 2 BOEING / UNITED AIRLINES, INC. PROPRIETARY 1.2 Boeing will: 1.2.1 perform the Project Manager functions stated in Attachment B; 1.2.2 provide Aircraft interface requirements to Suppliers; 1.2.3 assist Suppliers in the development of CSE system specifications and approve such specifications; 1.2.4 release purchase orders, including on-dock dates to Supplier on behalf of Customer, and manage such purchase orders; 1.2.5 coordinate the resolution of technical issues with Suppliers; 1.2.6 ensure that at the time of Aircraft delivery the CSE configuration meets the requirements of the Option(s) contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and 1.2.7 obtain FAA certification of the Aircraft with the conforming CSE installed therein. 2. Software. CSE systems may contain software of the following two types: 2.1 Certification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE. 2.2 Customer’s Software. The software which is defined by the Customer to support customized features and appearance is Customer’s Software and is not part of the CSE. 2.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the Project Manager’s functions described in Attachment B, for Customer’s Software. 2.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery. UAL-PA-03860-LA-1500059 Cabin Systems Equipment SA-4 LA Page 3 BOEING / UNITED AIRLINES, INC. PROPRIETARY 2.2.3 Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will review and operate Customer’s Software only if in Boeing’s reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft. 2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer’s Software. 3. Changes. 3.1 Any Customer request for changes to the CSE specification after Customer acceptance of the Options will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be subject to *** through Boeing’s master change or other process for amendment of the Purchase Agreement. Any Supplier price increase or decrease resulting from such change will be negotiated between Customer and Supplier. 3.2 Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within fifteen (15) days after such notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply. 4. Supplier Defaults. Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier’s purchase order with Boeing. Within fifteen (15) days of Customer’s receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 will apply. 5. Exhibits B and C to the AGTA. CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA. 6. Boeing’s Remedies. If Customer does not perform its obligations as provided in this Letter Agreement or if a Supplier fails (for any reason other than a default by Boeing under the purchase UAL-PA-03860-LA-1500059 Cabin Systems Equipment SA-4 LA Page 4 BOEING / UNITED AIRLINES, INC. PROPRIETARY order terms or this Letter Agreement) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may: 6.1 revise the scheduled delivery month of the Aircraft to accommodate the delay in delivery of the conforming CSE and base the calculation of the Escalation Adjustment on such revised delivery month; 6.2 deliver the Aircraft without part or all of the CSE installed, or with part or all of the CSE inoperative; and/or 6.3 increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance, including but not limited to, *** associated with *** by Boeing, any *** due to a Supplier’s failure to perform in accordance with CSE program milestones as established by Boeing and agreed to by the Supplier and particularly with respect to *** of such CSE. 7. Advance Payments. 7.1 Estimated Price for the CSE. An estimated price for the CSE purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft. The estimated price for the Boeing purchased CSE installed on each Aircraft is identified in Table 1 of the Purchase Agreement. 7.2 Aircraft Price. The Aircraft Price will include the actual CSE prices and any associated transportation costs charged Boeing by Suppliers or otherwise incurred by Boeing. 8. Customer’s Indemnification of Boeing. Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any CSE, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the CSE. 9. Title and Risk of Loss. Title of CSE will remain with Boeing until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery. UAL-PA-03860-LA-1500059 Cabin Systems Equipment SA-4 LA Page 5 BOEING / UNITED AIRLINES, INC. PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below. Very truly yours, THE BOEING COMPANY By /s/ Susan Englander Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: January 14, 2015 UNITED AIRLINES, INC. By /s/ Gerald Laderman Its Senior Vice President – Finance, Procurement and Treasury UAL-PA-03860-LA-1500059 SA-4 Cabin Systems Equipment LA Page 6 BOEING / UNITED AIRLINES, INC. PROPRIETARY Attachment A Cabin Systems Equipment The following optional features (Option(s)) describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE. Each such Option is fully described in the Option Document as described in Exhibit A to the Purchase Agreement or the respective Option Data Pages, as applicable. Final configuration will be based on Customer acceptance of any or all Options listed below. Option Request Number and Title 787-9 Aircraft Option Request Number(s) and Title(s) • 4435E084B67; IMPLEMENTATION – BROADBAND COMMUNICATION INSTALLATION – *** – CSE (-9 ONLY) • 4421E084B69; POST IMPLEMENTATION – WIRELESS ACCESS POINT (WAP) – *** – CSE – INSTALLATION – CAL 787-9 • 4431E084B68 – POST IMPLEMENTATION – EXTERNAL COMMUNICATION SYSTEM – INSTALLATION – *** – CSE • 4420E415A25 – TBS3 – POST IMPLEMENTATION – IN-FLIGHT ENTERTAINMENT SYSTEM AS CABIN SYSTEMS EQUIPMENT – CSE UAL-PA-03860-LA-1500059 SA-4 Cabin Systems Equipment LA Page 7 BOEING / UNITED AIRLINES, INC. PROPRIETARY Attachment B Project Manager 1. Project Management. Boeing will perform the following functions for the CSE. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing’s reasonable opinion do not affect form, fit, function, cost, or aesthetics in any material respect. Boeing will be responsible for: (i) managing the development of all program schedules; (ii) evaluating Supplier’s program management and developmental plans to meet Boeing’s production schedule; (iii) defining program metrics and status requirements; (iv) scheduling and conducting program design and schedule reviews with Customer and Suppliers, as needed; (v) monitoring compliance with schedules; (vi) evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer; (vii) managing the joint development of the CSE system specification; and (viii) leading the development of a joint CSE project management plan (Project Plan). 2. System Integration. Boeing’s performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions: (i) as required, assist Suppliers in defining their system specifications for the CSE, approve such specifications and develop an overall system functional specification; UAL-PA-03860-LA-1500059 SA-4 Cabin Systems Equipment LA Page 8 BOEING / UNITED AIRLINES, INC. PROPRIETARY (ii) ensure the Project Plan includes sufficient Supplier testing, Supplier sub-system testing, and an overall CSE system acceptance test; and (iii) organize and conduct technical coordination meetings with Customer and Supplier(s) to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress. 3. Seat Integration. (i) Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document No’s. D6-36230, “Passenger Seat Design and Installation”; D6-36238, “Passenger Seat Structural Design and Interface Criteria”; D222W232, “Seat Wiring and Control Requirements”; and D222W013-4, “Seat Assembly Functional Test Plan”, as amended and superseded from time to time. UAL-PA-03860-LA-1500059 SA-4 Cabin Systems Equipment LA Page 9 BOEING / UNITED AIRLINES, INC. PROPRIETARY